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The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances.  Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature.  Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control.  Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis.  Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events.  Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein.  Any such estimated returns and projections should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.

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The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.  Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information.  Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority’s rules).

Forward
		Interest	IO Balance	XS
0	9/29/2004
1	10/20/2004	537,606.07	453,365,000.00	1.42%
2	11/20/2004	305,331.81	444,617,483.28	0.82%
3	12/20/2004	260,538.05	436,031,049.65	0.72%
4	1/20/2005	256,327.00	427,602,863.25	0.72%
5	2/20/2005	247,238.01	419,330,013.93	0.71%
6	3/20/2005	280,607.37	411,209,623.71	0.82%
7	4/20/2005	292,177.20	403,238,884.02	0.87%
8	5/20/2005	278,682.52	395,415,037.63	0.85%
9	6/20/2005	257,812.75	387,735,365.35	0.80%
10	7/20/2005	253,530.67	380,197,213.97	0.80%
11	8/20/2005	243,312.93	372,797,978.49	0.78%
12	9/20/2005	260,480.41	365,535,091.34	0.86%
13	10/20/2005	260,503.78	358,406,042.52	0.87%
14	11/20/2005	250,529.44	351,408,367.66	0.86%
15	12/20/2005	235,513.02	344,539,641.72	0.82%
16	1/20/2006	222,424.73	337,797,488.37	0.79%
17	2/20/2006	212,454.60	331,179,577.09	0.77%
18	3/20/2006	231,745.73	324,683,618.15	0.86%
19	4/20/2006	237,245.15	318,307,364.07	0.89%
20	5/20/2006	225,881.22	312,048,607.79	0.87%
21	6/20/2006	211,640.78	305,905,178.75	0.83%
22	7/20/2006	209,818.65	299,874,954.74	0.84%
23	8/20/2006	205,003.19	293,955,851.19	0.84%
24	9/20/2006	210,391.00	288,145,815.29	0.88%
25	10/20/2006	211,091.41	282,442,837.88	0.90%
26	11/20/2006	204,199.78	276,844,949.55	0.89%
27	12/20/2006	192,006.27	271,350,209.79	0.85%
28	1/20/2007	188,921.57	265,956,718.66	0.85%
29	2/20/2007	183,339.22	260,662,612.61	0.84%
30	3/20/2007	188,234.63	255,466,056.73	0.88%
31	4/20/2007	189,503.70	250,365,254.47	0.91%
32	5/20/2007	183,893.50	245,358,442.89	0.90%
33	6/20/2007	172,865.80	240,443,886.76	0.86%
34	7/20/2007	171,441.78	235,619,886.83	0.87%
35	8/20/2007	167,293.72	230,884,776.75	0.87%
36	9/20/2007	168,186.08	226,236,914.93	0.89%
37	10/20/2007	169,203.16	221,674,694.59	0.92%
38	11/20/2007	163,916.51	217,196,539.92	0.91%
39	12/20/2007	154,757.41	212,800,898.63	0.87%
40	1/20/2008	153,300.37	208,879,870.81	0.88%
41	2/20/2008	149,044.58	205,031,093.25	0.87%
42	3/20/2008	150,481.88	201,253,232.22	0.90%
43	4/20/2008	152,104.53	197,544,981.94	0.92%
44	5/20/2008	147,720.53	193,905,060.79	0.91%
45	6/20/2008	139,809.96	190,332,207.20	0.88%
46	7/20/2008	139,038.47	186,825,186.37	0.89%
47	8/20/2008	135,227.21	183,382,786.62	0.88%
48	9/20/2008	135,392.93	180,003,814.94	0.90%
49	10/20/2008	136,518.20	176,687,103.59	0.93%
50	11/20/2008	132,135.42	173,431,506.46	0.91%
51	12/20/2008	125,765.25	170,235,895.29	0.89%
52	1/20/2009	125,596.17	167,099,165.85	0.90%
53	2/20/2009	121,816.47	164,020,234.00	0.89%
54	3/20/2009	121,800.56	160,998,032.71	0.91%
55	4/20/2009	123,130.67	158,031,517.78	0.93%
56	5/20/2009	119,508.95	155,119,663.77	0.92%
57	6/20/2009	113,533.53	152,261,461.61	0.89%
58	7/20/2009	113,615.37	149,455,923.65	0.91%
59	8/20/2009	110,397.74	146,702,080.47	0.90%
60	9/20/2009	108,709.28	143,989,137.34	0.91%
61	10/20/2009	110,648.11	141,326,028.53	0.94%
62	11/20/2009	111,440.48	138,712,146.90	0.96%
63	12/20/2009	104,609.85	136,146,551.28	0.92%
64	1/20/2010	99,627.85	133,628,341.20	0.89%
65	2/20/2010	96,606.81	131,156,677.08	0.88%
66	3/20/2010	98,031.28	128,730,700.90	0.91%
67	4/20/2010	104,075.83	126,349,653.97	0.99%
68	5/20/2010	99,254.07	124,012,607.93	0.96%
69	6/20/2010	93,143.82	121,718,703.97	0.92%
70	7/20/2010	89,790.43	119,467,186.21	0.90%
71	8/20/2010	87,233.89	117,257,285.36	0.89%
72	9/20/2010	88,146.41	115,088,232.45	0.92%
73	10/20/2010	89,510.15	112,959,371.12	0.95%
74	11/20/2010	86,195.47	110,869,855.71	0.93%
75	12/20/2010	82,546.89	108,818,941.02	0.91%
76	1/20/2011	79,839.49	106,805,929.85	0.90%
77	2/20/2011	77,639.79	104,830,126.29	0.89%
78	3/20/2011	78,990.82	102,890,843.50	0.92%
79	4/20/2011	81,563.50	100,987,489.28	0.97%
80	5/20/2011	78,293.22	99,119,309.40	0.95%
81	6/20/2011	74,406.78	97,285,631.60	0.92%
82	7/20/2011	72,007.86	95,485,839.46	0.90%
83	8/20/2011	70,002.28	93,719,314.05	0.90%
84	9/20/2011	70,291.83	91,985,440.48	0.92%
85	10/20/2011	77,743.45	90,283,638.75	1.03%
86	11/20/2011	73,649.89	88,613,283.50	1.00%
87	12/20/2011	68,301.57	86,973,742.55	0.94%
88	1/20/2012	65,766.58	85,364,492.25	0.92%
89	2/20/2012	63,960.01	83,784,986.98	0.92%
90	3/20/2012	63,349.37	82,234,678.06	0.92%
91	4/20/2012	70,084.24	80,713,009.77	1.04%
92	5/20/2012	66,422.43	79,219,459.45	1.01%
93	6/20/2012	61,496.52	77,753,460.46	0.95%
94	7/20/2012	59,343.12	76,314,546.61	0.93%
95	8/20/2012	57,801.43	74,902,231.48	0.93%
96	9/20/2012	57,442.13	73,516,023.77	0.94%
97	10/20/2012	54,045.90	72,155,495.02	0.90%
98	11/20/2012	53,099.70	70,820,118.86	0.90%
99	12/20/2012	52,592.73	69,509,443.40	0.91%
100	1/20/2013	51,338.67	68,223,000.84	0.90%
101	2/20/2013	50,105.12	66,960,339.51	0.90%
102	3/20/2013	50,904.13	65,721,020.24	0.93%
103	4/20/2013	52,446.27	64,504,658.76	0.98%
104	5/20/2013	50,534.58	63,310,779.26	0.96%
105	6/20/2013	48,238.53	62,138,953.02	0.93%
106	7/20/2013	46,836.22	60,988,785.32	0.92%
107	8/20/2013	45,676.42	59,859,880.46	0.92%
108	9/20/2013	45,927.10	58,751,845.46	0.94%
109	10/20/2013	42,692.14	57,664,357.09	0.89%
110	11/20/2013	42,099.28	56,596,975.30	0.89%
111	12/20/2013	41,955.85	55,549,342.42	0.91%
112	1/20/2014	41,002.83	54,521,081.14	0.90%
113	2/20/2014	40,016.98	53,511,829.40	0.90%
114	3/20/2014	40,597.87	52,521,199.99	0.93%
115	4/20/2014	44,165.69	51,548,880.61	1.03%
116	5/20/2014	42,050.03	50,594,531.89	1.00%
117	6/20/2014	39,273.32	49,657,797.49	0.95%
118	7/20/2014	37,980.80	48,738,374.61	0.94%
119	8/20/2014	36,997.69	47,835,950.91	0.93%
120	9/20/2014	36,513.75	46,942,475.46	0.93%
121	10/20/2014	38,687.86	46,019,080.44	1.01%
122	11/20/2014	36,950.64	45,069,746.69	0.98%
123	12/20/2014	34,831.88	44,138,888.20	0.95%
124	1/20/2015	33,661.25	43,226,195.21	0.93%